Exhibit 2.2

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of EXCELSIOR MINING CORPORATION, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5050 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1000 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5051 and south of EXC5150. The area claimed consist of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5051 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1600 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5052 and south of EXC5151. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5052 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2200 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC 5053 and south of EXC 5152. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATIONOF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5053 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2800 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC 5054 and south of EXC 5153. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5054 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 3400 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC 5055 and south of EXC 5154. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5055 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SW corner, thence 600 ft in an easterly, to the SE corner which is a tree thence 1500 ft in a northerly to the NE corner, which is a tree, thence 600 ft in a westerly to the NW corner which is a tree, thence 1500 ft in a southerly to the SW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4000 ft east and 4500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC 5056 and south of EXC 5155. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the SW corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5056 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SW corner, thence 600 ft in an easterly, to the SE corner which is a tree thence 1500 ft in a northerly to the NE corner, which is a tree, thence 600 ft in a westerly to the NW corner which is a tree, thence 1500 ft in a northerly to the SW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4000 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5057 and north of EXC1056. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5057 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SW corner, thence 600 ft in an easterly, to the SE corner which is a tree thence 1500 ft in a northerly to the NE corner, which is a tree, thence 600 ft in a westerly to the NW corner which is a tree, thence 1500 ft in a southerly to the SW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The southwest corner is located approximately 5200 ft east and 4500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 5, T39N, R8E.

This claim is located west of EXC5058 and south of EXC5157. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the SW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5058 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 5800 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 5, T39N, R8E.

This claim is located west of EXC5059 and south of EXC5158. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Excelsior Mining Corporation located the EXC 5059 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 6400 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SW 1/4 Sec 5, T39N, R8E.

This claim is located east of EXC5059 and south of EXC5159. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5150 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1000 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5051 and north of EXC5150. The area claimed consist of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5151 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1600 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5151 and north of EXC5050. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5152 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2200 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5153 and north of EXC5052. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5153 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2800 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5154 and north of EXC5053. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5154 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 3400 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NE1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5155 and north of EXC5054. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5155 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4400 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the NE1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5156 and north of EXC5055. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2006 Alto Cascade Resource, LLC located the EXC 5156 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the NW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4600 ft east and 1500 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC 5057 and south of EXC 5156. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5157 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SE corner, thence 600 ft in an westerly, to the SW corner which is a tree thence 1500 ft in a northerly to the NW corner, which is a tree, thence 600 ft in a easterly to the NE corner which is a tree, thence 1500 ft in a southerly to the SE corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 5800 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5058 and south of EXC5157. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the SE corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5158 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SE corner, thence 600 ft in an westerly, to the SW corner which is a tree thence 1500 ft in a northerly to the NW corner, which is a tree, thence 600 ft in a easterly to the NE corner which is a tree, thence 1500 ft in a southerly to the SE corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 6400 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5059 and south of EXC5258. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the SE corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5159 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the SE corner, thence 600 ft in an westerly, to the SW corner which is a tree thence 1500 ft in a northerly to the NW corner, which is a tree, thence 600 ft in a easterly to the NE corner which is a tree, thence 1500 ft in a southerly to the SE corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 7000 ft east and 3000 ft south of the NW corner of Section 6, T39N, R8E and the discovery is located in the SE 1/4 Sec 6, T39N, R8E.

This claim is located east of EXC 5158 and south of EXC5259. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the SE corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klock, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 9 April, 2011 Alto Cascade Resources, LLC located the EXC 5250 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1000 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5251 and north of EXC5150. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah State Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 10 April, 2011 Alto Cascade Resources, LLC located the EXC 5251 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 1600 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5252 and north of EXC5151. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April , 2011 Alto Cascade Resources, LLC located the EXC 5252 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2200 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXCE5253 and north of EXC5152. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

, Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5253 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 2800 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5254 and north of EXC5153. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Washington State Corporation with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURXES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5254 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 3400 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5255 and north of EXC5154. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5255 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4000 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NE 1/4 Sec 6, T39N, R8E.

This claim is located west of EXC5256 and north of EXC5155. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5256 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 4600 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 5, T39N, R8E.

This claim is located west of EXC5257 and north of EXC5156. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5257 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 5200 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 5, T39N, R8E.

This claim is located west of EXC5258 and north of EXC5157. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D. Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of ALTO CASCADE RESOURCES, LLC, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Excelsior Mining Corporation located the EXC 5258 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 5800 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 5, T39N, R8E.

This claim is located west of EXC5259 and north of EXC5158. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

NOTICE OF LOCATION OF LODE MINING CLAIM

Mark D, Klok, a citizen of the United States and of lawful age, as authorized agent for and on behalf of EXCELSIOR MINING CORPORATION, the locator of said claim, do hereby certify and declare as follows, to-wit:

That on 11 April, 2011 Alto Cascade Resources, LLC located the EXC 5259 lode mining claim, situated in the unorganized MT. Baker Mining District, Whatcom County, Washington, and posted a copy of this notice at the discovery point of said claim.

Said claim is described as follows: Beginning at the Discovery Point which is a tree and the NW corner, thence 600 ft in an easterly, to the NE corner which is a tree thence 1500 ft in a southerly to the SE corner, which is a tree, thence 600 ft in a westerly to the SW corner which is a tree, thence 1500 ft in a northerly to the NW corner (the discovery point) and the point of beginning.

This claim is further described as follows: The northwest corner is located approximately 6400 ft east of the NW corner of Section 6, T39N, R8E and the discovery is located in the NW 1/4 Sec 5, T39N, R8E.

This claim is located east of 5258 and north of EXC5159. The area claimed consists of a rectangle having the dimensions of 600 ft x 1500 ft, with the discovery point located at the NW corner.

The locator is a Utah Limited Liability Company with the following address:

Alto Cascade Resources, LLC

11650 South State St

Suite 240

Draper, Utah 84020

All postings, monuments and other acts necessary to complete this posting have been performed in compliance with the law.

Alto Cascade Resources, LLC

by , Agent

Signature of claimant ________________________, **date** April 9, 2011

Agent for Alto Cascade Resources, LLC, 11650 South State St, Draper, UT 84020. **Map of unsurveyed T39N, R8E, Sections 5 and 6, Whatcom County, WA.**

Tie: NW cor EXC 5250 is 1000' east of NW cor Section 6, T37N, R8E

All claims measure 1500' N-S and 600' E-W.

EXC 5250
EXC 5151
EXC 5252
EXC 5253
EXC 5254
EXC 5255
EXC 5256
EXC 5257
EXC 5258
EXC 5259
EXC 5150
EXC 5151
EXC 5152
EXC 5153
EXC 5154
EXC 5155
EXC 5156
EXC 5167
EXC 5158
EXC 5159
EXC 5050
EXC 5051
EXC 5052
EXC 5053
EXC 5054
EXC 5055
EXC 5056
EXC 5057
EXC 5058
EXC 5059
SECTION 6
SECTION 5
N
LODE CLAIMS
EXC 5050-5059
EXC 5150-5159
EXC 5250-5259
1" = 1000'